Exhibit 21.1
Subsidiaries

Entity Name	Jurisdiction of Organization	Ownership
Education Finance II LLC	Delaware	100% Company
Education Management Holdings LLC	Delaware	100% Company
Education Management LLC	Delaware	100% Education Management Holdings LLC
Education Finance I LLC	Delaware	100% Education Management LLC
Education Management Finance Corp.	Delaware	100% Education Management LLC
The Art Institutes International LLC	Pennsylvania	100% Education Management LLC
The Art Institute of Atlanta, LLC	Georgia	100% The Art Institutes International LLC
The Art Institute of Virginia Beach LLC	Virginia	100% The Art Institute of Atlanta, LLC
The Art Institute of Austin, Inc.	Texas	100% The Art Institutes International LLC
TAIC-San Diego, Inc. d/b/a The Art Institute of California-San Diego	California	100% The Art Institutes International LLC
The Art Institute of California- Inland Empire, Inc.	California	100% TAIC-San Diego, Inc.
AICA-IE Restaurant, Inc.	California	100% The Art Institute of California-Inland Empire, Inc.
Brown Mackie College-Inland Empire, Inc.	California (inactive)	100% TAIC-San Diego, Inc.
TAIC-San Francisco, Inc. d/b/a The Art Institute of California-San Francisco	California	100% The Art Institutes International LLC
The Art Institute of California-Los Angeles, Inc.	California	100% TAIC —San Francisco, Inc.
The Art Institute of California-Orange County, Inc.	California	100% TAIC- San Francisco, Inc.
The Art Institute of California — Sacramento, Inc.	California	100% TAIC- San Francisco, Inc.
The Art Institute of California — Hollywood, Inc.	California	100% The Art Institutes International LLC
The Art Institute of California — Sunnyvale, Inc.	California	100% The Art Institutes International LLC
The Art Institute of Charleston, Inc.	South Carolina	100% The Art Institutes International LLC
The Art Institute of Charlotte, Inc.	North Carolina	100% The Art Institutes International LLC

Entity Name	Jurisdiction of Organization	Ownership
The Art Institute of Raleigh — Durham, Inc.	North Carolina	100% The Art Institute of Charlotte, Inc.
The Asher School of Business Education Corporation	Delaware	100% The Art Institute of Charlotte, Inc.
The Art Institute of Colorado, Inc.	Colorado	100% The Art Institutes International LLC
The Art Institute of Phoenix, Inc.	Arizona	100% The Art Institute of Colorado, Inc.
The Art Institute of Dallas, Inc.	Texas	100% The Art Institutes International LLC
AID Restaurant, Inc.	Texas	100% The Art Institute of Dallas, Inc.
The Art Institute of Fort Lauderdale, Inc.	Florida	100% The Art Institutes International LLC
The Art Institute of Fort Worth, Inc.	Texas	100% The Art Institutes International LLC
The Art Institute of Houston, Inc.	Texas	100% The Art Institutes International LLC
AIH Restaurant, Inc.	Texas	100% The Art Institute of Houston, Inc.
The Art Institute of Indianapolis, LLC	Indiana	100% The Art Institutes International LLC
AIIN Restaurant LLC	Indiana	100% The Art Institute of Indianapolis, LLC
The Art Institute of Jacksonville, Inc.	Florida	100% The Art Institutes International LLC
The Art Institutes International — Kansas City, Inc.	Kansas	100% The Art Institutes International LLC
The Art Institute of Las Vegas, Inc.	Nevada	100% The Art Institutes International LLC
The Art Institutes International Minnesota, Inc.	Minnesota	100% The Art Institutes International LLC
The Art Institute of New York City, Inc.	New York	100% The Art Institutes International LLC
The Art Institute of Portland, Inc.	Oregon	100% The Art Institutes International LLC
The Art Institute of Salt Lake City, Inc.	Utah	100% The Art Institutes International LLC
The Art Institute of San Antonio, Inc.	Texas	100% The Art Institutes International LLC
The Art Institute of Seattle, Inc.	Washington	100% The Art Institutes International LLC
The Art Institute of Tampa, Inc.	Florida	100% The Art Institutes International LLC
AIT Restaurant, Inc.	Florida	100% The Art Institute of Tampa, Inc.
The Art Institute of Tennessee-Nashville, Inc.	Tennessee	100% The Art Institutes International LLC
AITN Restaurant, Inc.	Tennessee	100% The Art Institute of Tennessee-Nashville, Inc.
The Art Institute of Tucson, Inc.	Arizona	100% The Art Institutes International LLC

Entity Name	Jurisdiction of Organization	Ownership
The Art Institute of Washington, Inc.	District of Columbia	100% The Art Institutes International LLC
The Art Institute of Washington-Northern Virginia LLC	Virginia	100% The Art Institutes International LLC
The Illinois Institute of Art, Inc.	Illinois	100% The Art Institutes International LLC
The Illinois Institute of Art at Schaumburg, Inc.	Illinois	100% The Illinois Institute of Art, Inc.
The Art Institute of Michigan, Inc.	Michigan	100% The Illinois Institute of Art, Inc.
The Art Institute of Ohio — Cincinnati, Inc.	Ohio	100% The Illinois Institute of Art, Inc.
Miami International University of Art & Design, Inc.	Florida	100% The Art Institutes International LLC
The New England Institute of Art, LLC	Massachusetts	100% The Art Institutes International LLC
EDMC Canada Limited	Nova Scotia	100% The Art Institutes International LLC
The Art Institute of Vancouver, Inc.	British Columbia	100% EDMC Canada Limited
EDMC Marketing and Advertising, Inc.	Georgia	100% Education Management LLC
AIIM Restaurant, Inc.	Minnesota	100% Education Management LLC
Argosy Education Group, Inc.	Illinois	100% Education Management LLC
Argosy University of Florida, Inc.	Florida (inactive)	100% Argosy Education Group, Inc.
Argosy University Detroit, Inc.	Michigan (inactive)	100% Argosy Education Group, Inc.
Western State University of Southern California	California	100% Argosy Education Group, Inc.
The University of Sarasota, Inc.	Florida	100% Argosy Education Group, Inc.
MCM University Plaza, Inc.	Illinois	100% University of Sarasota, Inc.
The Connecting Link, Inc.	Georgia	100% Argosy Education Group, Inc.
Argosy University Family Center, Inc.	Minnesota	100% Argosy Education Group, Inc.
South University, LLC	Georgia	100% Education Management LLC
South University Research Corp.	Georgia	100% South University, LLC
South University of Carolina, Inc.	South Carolina	100% South University, LLC
South University of Alabama, Inc.	Alabama	100% South University, LLC
South University of Florida, Inc.	Florida	100% South University, LLC

Entity Name	Jurisdiction of Organization	Ownership
South University of Missouri, Inc.	Missouri	100% South University, LLC
South University of North Carolina, Inc.	North Carolina (inactive)	100% South University, LLC
South University of Tennessee, Inc.	Tennessee (inactive)	100% South University, LLC
South University of Virginia, Inc.	Virginia	100% South University, LLC
South Education Corporation	Kansas	100% South University, LLC
South Education Corporation	Texas	100% South University, LLC
Higher Education Services, Inc.	Georgia	100% Education Management LLC
Brown Mackie Holding Company	Delaware	100% Education Management LLC
American Education Centers, Inc.	Delaware	100% Brown Mackie Holding Company
Brown Mackie College — Fort Lauderdale, Inc.	Florida (inactive)	100% American Education Centers, Inc.
Brown Mackie College — Miami, Inc.	Florida	100% American Education Centers, Inc.
Brown Mackie College — Tampa, Inc.	Florida (inactive)	100% American Education Centers Inc.
Stautzenberger College Education Corporation	Delaware	100% American Education Centers, Inc.
Brown Mackie College — Indianapolis, Inc.	Indiana	100% Stautzenberger College Education Corporation
Brown Mackie College — St. Louis, Inc.	Missouri	100% Brown Mackie Holding Company
Brown Mackie Education Corporation	Delaware	100% Brown Mackie Holding Company
Brown Mackie College — Los Angeles, Inc.	California (inactive)	100% Brown Mackie Education Corporation
Brown Mackie College — San Diego, Inc.	California (inactive)	100% Brown Mackie Education Corporation
Brown Mackie College- Orange County, Inc.	California (inactive)	100% Brown Mackie Education Corporation
Michiana College Education Corporation	Delaware	100% Brown Mackie Holding Company
Brown Mackie College-Boise, Inc.	Idaho	100% Michiana College Education Corporation
Brown Mackie College — Denver, Inc.	Colorado (inactive)	100% Michiana College Education Corporation
Brown Mackie College-Tulsa, Inc.	Oklahoma	100% Michiana College Education Corporation

Entity Name	Jurisdiction of Organization	Ownership
Southern Ohio College LLC	Delaware	45% by Brown Mackie Holding Company, 22% by American Education Centers, Inc., and 11% by each of Brown Mackie Education Corporation, Stautzenberger College Education Corporation and Michiana College Education Corporation
Brown Mackie College-Tucson, Inc.	Arizona	100% Southern Ohio College LLC
Brown Mackie College — Greenville, Inc.	South Carolina	100% Brown Mackie College-Tucson, Inc.
Brown Mackie College — Phoenix, Inc.	Arizona (inactive)	100% Brown Mackie College-Tucson, Inc.
AII LLC	Delaware (inactive)	Units not issued
AEG LLC	Delaware (inactive)	Units not issued
South University LLC	Delaware (inactive)	Units not issued
Brown Mackie Holdings LLC	Delaware (inactive)	Units not issued